UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 26, 2013.

Meeting Information
CELL THERAPEUTICS, INC.	Meeting Type:	Annual Meeting
	For holders as of:	May 6, 2013
Date: June 26, 2013 Time: 10:00 AM
	Location:	Cell Therapeutics, Inc. 3101 Western Avenue Suite 600 Seattle, WA 98121
CELL THERAPEUTICS, INC. 3101 WESTERN AVENUE SUITE 600 SEATTLE, WA 98121

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 12, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

(1)	Election of three Class I directors to our Board, each to serve until the 2016 Annual Meeting:
01) John H. Bauer
02) Phillip M. Nudelman, Ph.D.
03) Reed V. Tuckson, M.D.

The Board of Directors recommends you vote FOR the following proposals:

(2)	Approval of an amendment to our amended and restated articles of incorporation to increase the total number of authorized shares from 150,333,333 to 215,333,333 and the total number of authorized shares of common stock from 150,000,000 to 215,000,000.

(3)	Approval of an amendment to our 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 12,000,000 shares.

(4)	Ratification of the selection of Marcum LLP as our independent auditors for the year ending December 31, 2013.

(5)	Approval of the adjournment of the 2013 Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the 2013 Annual Meeting to adopt any of Proposals 1 through 4.

Transact such other business as may properly come before the 2013 Annual Meeting and all adjournments and postponements thereof.